Capital Stock	12 Months Ended
Dec. 31, 2014
Equity [Abstract]
Capital Stock

13.	Capital Stock

The par value of Nucor’s common stock is $0.40 per share and there are 800 million shares authorized. In addition, 250,000 shares of preferred stock, par value of $4.00 per share, are authorized, with preferences, rights and restrictions as may be fixed by Nucor’s Board of Directors. There are no shares of preferred stock issued or outstanding.